Q1 2026 Earnings Call April 29, 2026

Safe Harbor Statement and Non-GAAP Financial Measures © 2026 Clarivate. All rights reserved. 2 Forward-Looking Statements This presentation includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. Forward-looking statements included in this presentation include all matters that are not historical facts, including statements relating to our intentions, beliefs, or current expectations concerning, among other things, the anticipated divestiture of our LS&H business or any other strategic transactions we may explore, anticipated cost savings, results of operations, financial condition, liquidity, capital allocation plans and share repurchases, foreign exchange impacts, prospects, growth, strategies, and the markets in which we operate, our financial guidance for the fiscal year 2026 and key drivers thereof and underlying assumptions, the impact or anticipated benefits of our Value Creation Plan and other growth strategies, the global macroeconomic uncertainty and volatility, the impact of artificial intelligence (“AI”) on our business and strategy, and the timing of any of the foregoing. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. Such forward-looking statements are based on available current market material and management's expectations, beliefs, and forecasts concerning future events impacting us. These forward-looking statements involve a number of risks, uncertainties, and other important factors (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to, our ability to compete in the highly competitive industry in which we operate; our ability to maintain high annual renewal rates; our ability to maintain revenues if our products and services do not achieve and maintain broad market acceptance, or if we are unable to keep pace with or adapt to rapidly changing technology, evolving industry standards, and changing regulatory requirements; reductions in customers’ research budgets or government funding; the success of our Value Creation Plan; our ability to derive fully the anticipated benefits from organic growth, existing or future acquisitions, joint ventures, investments, or dispositions; our exposure to risk from the international scope of our operations; our level of indebtedness; our ability to leverage AI in our products and services; any significant disruption in or unauthorized access to or breaches of our computer systems or those of third parties that we utilize in our operations; other factors beyond our control; and those factors described in Item 1A. Risk Factors in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). There can be no assurance that future developments affecting us will be those that we have anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC, which are also available on our website at www.clarivate.com.

Safe Harbor Statement and Non-GAAP Financial Measures © 2026 Clarivate. All rights reserved. 3 Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow. Non-GAAP financial measures are not recognized terms under GAAP, are not measures of financial condition or liquidity, and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such measures in isolation from, or as a substitute for, financial measures or results of operations calculated or determined in accordance with GAAP. We use non-GAAP measures internally in our operational and financial decision-making, to assess the operating performance of our business, to assess performance for employee compensation purposes, and to decide how to allocate resources. We believe that such measures allow us to focus on what we deem to be more reliable indicators of ongoing operating performance and our ability to generate cash flow from operations, and we also believe that investors may find these non-GAAP financial measures useful for the same reasons. Non-GAAP measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies comparable to us, many of which present non-GAAP measures when reporting their results. Further, these measures can be useful in evaluating our performance against our peer companies because we believe they provide users with valuable insight into key components of our GAAP financial disclosure. However, non-GAAP measures have limitations as analytical tools and because not all companies use identical calculations, our presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures are provided within the Appendix to this presentation. Our presentation of non- GAAP measures should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that any projections and estimates will be realized in their entirety or at all. Industry and Market Data The market data and other statistical information used throughout this presentation are based on industry publications and surveys, public filings, and various government sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. We have not independently verified such third-party information, nor have we ascertained the underlying economic assumptions relied upon in those sources, and we are unable to assure you of the accuracy or completeness of such information contained in this presentation. While we are not aware of any misstatements regarding our market, industry, or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors.

Agenda 4© 2026 Clarivate. All rights reserved. Business Review Financial Review Q&A Matti Shem Tov Chief Executive Officer Jonathan Collins Chief Financial Officer

Matti Shem Tov Chief Executive Officer Business Review

Q1 2026 Overview

$586M

Revenues

ACV Organic Growth: 1.6% ▲ 40 bps YoY
Subscription Organic Growth: 1.7% ▲ 230 bps YoY
Recurring Organic Growth: 1.0% ▲ 40 bps YoY

$241M

Adj. EBITDA[1]

41.2% Margin[1]
▲ 190 bps YoY, +$8m

$79M

Free Cash Flow[1]

$143m debt reduction
$18m share repurchase

18₵

Adj. EPS[1]

▲ 4₵ YoY

Academia & Government

Organic ACV and subs revenue growth >2%

Accelerated adoption of subscription-based content solutions

Intellectual Property

ACV performance continues to strengthen; results approaching flat

Released AI-powered Brand Landscape Analyzer Image Search

Life Sciences & Healthcare

Organic subs revenue growth accelerated to >1% on last year's ACV improvement

Expanded AI ecosystem access through partnership with Anthropic

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

© 2026 Clarivate. All rights reserved.
6

Value Creation Plan Driving Focus, Growth and Innovation Product & Agentic AI Accelerated Innovation Invest in proprietary assets and drive development of Agentic-AI capabilities across portfolio Optimize ROI and Support Sales Execution Sales Improved Sales Execution Drive sales execution, customer engagement and retention Increase Organic Growth and Achieve Targets Revenue Business Model Optimization Focus on driving core subscription and re-occurring revenue improving predictability Increase Subscription and Re-occurring Revenue Mix Portfolio Solutions Rationalization Assess strategic alternatives to increase execution focus and optimize capital allocation Unlock Value for Shareholders 7 Value Creation Enablers Talent and Culture Cost Rationalization Enterprise Technology © 2026 Clarivate. All rights reserved.

Scaling Subscription Adoption, Strategic Partnerships, and AI-Driven Impact

Academia & Government

BUSINESS MODEL OPTIMIZATION

Accelerating Adoption of Subscription-Based Content Solutions

Drove continued adoption of new ProQuest subscription offerings, with over 600 new subscriptions sold since launch, reflecting successful transition to recurring revenue

福耀科技大學
FUYAO UNIVERSITY OF SCIENCE AND TECHNOLOGY

IMPROVED SALES EXECUTION

Driving Growth Through Strategic Cross-Sell Wins

Secured multi-solution (research and analytics and content solutions) institutional win with Fuyao University of Science and Technology, underscoring continued success in strategic cross-sell adoption

Web of Science



ProQuest One Academic

ACCELERATED INNOVATION

Delivering Significant Impact With Clarivate Academic AI[1]

Transforming academic library workflows with AI-powered solutions delivering 30% – 60% reduction in time spent on manual, repetitive work and 2–4x increase in feasible workload without additional staff

Clarivate

[1] Research paper prepared by Emerging Strategy on behalf of Clarivate examining the operational impact of two Clarivate products (Alma AI Metadata Assistant and Leganto Syllabus Assistant) in two core academic library workflows: (1) metadata creation and cataloguing and (2) course reading list and syllabus support.

© 2026 Clarivate. All rights reserved. 8

Driving Business Optimization, National IP Wins, and Product Innovation

Intellectual Property

BUSINESS MODEL OPTIMIZATION

Increasing Focus on Subscription Organic Growth

~100bps improvement in Q1 renewal rate helping to return ACV organic growth to nearly flat

IMPROVED SALES EXECUTION

Securing National IP Office Partnerships and Digital Transformation Wins

Awarded major trademark analytics and large-scale digitalization programs, advancing modernization of patent and trademark operations

ACCELERATED INNOVATION

Advancing AI-Powered Decision Intelligence and Search

Released Brand Landscape Analyzer Image Search for brand IP professionals with enhanced AI capabilities including clustering and multilingual support

Brand Landscape Analyzer



Clarivate
© 2026 Clarivate. All rights reserved. 9

Advancing AI Ecosystem Impact and Commercial Momentum

Life Sciences & Healthcare

BUSINESS MODEL OPTIMIZATION

Advancing Subscription Transition Across Commercial Business

Progressing ahead of schedule in the shift to subscriptions, with strong customer feedback and a sales cadence delivering repeatable and predictable results

IMPROVED SALES EXECUTION

Driving Growth Across Enterprise, Public Sector, and Biotech

Won a new Top 20 pharma customer for DRG Fusion[1] and secured a six-figure biotech deal for OFF-X[2], reflecting strong momentum across key customer segments

ACCELERATED INNOVATION

Expanding Access to Trusted Regulatory Intelligence With Anthropic

Integrated Cortellis Regulatory Intelligence with Claude Enterprise, combining proprietary data with advanced AI reasoning to deliver trusted insights across the AI ecosystem

ANTHROPIC

DRG Fusion



[1] Life sciences commercial analytics platform. [2] Drug safety and toxicology intelligence solution.

Clarivate
© 2026 Clarivate. All rights reserved.
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Shareholder Value Creation Focus © 2026 Clarivate. All rights reserved. 11 Announced process in Q1 to pursue sale of the LS&H business LS&H Sale ProcessRationalizing Portfolio Ongoing process with due diligence progressing No guarantee of an agreement; will update as appropriate

Scaling AI Enablement, Enhancing Efficiency to Augment FCF Growth © 2026 Clarivate. All rights reserved. 12 AI Driven Cost Efficiencies GO-TO-MARKET Embedding AI within sales and customer care to accelerate revenue growth, streamline customer interactions, and increase retention TECHNOLOGY Deploying AI across software engineering and content operations to accelerate innovation, streamline build cycles and enhance platform capability CORPORATE FUNCTIONS Implementing AI across finance, human resources, and legal functions to automate workflows and drive scalable efficiencies across enterprise systems Return to healthy organic growth will augment margin expansion and FCF growth, which can be further accelerated by AI-driven cost efficiencies

Jonathan Collins Chief Financial Officer Financial Review

Q1 2026 Financial Results 14 Changes from Prior Year 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Note: Amounts in table may not sum due to rounding. © 2026 Clarivate. All rights reserved. $m except per share data Q1 2026 Q1 2025 Change Revenues $586 $594 $(8) Operating Expenses 555 615 (60) Income / (Loss) from Operations $30 $(21) $51 Interest Expense, Net 59 64 (5) Income Tax Expense (Benefit) 11 19 (8) Net Income / (Loss) $(40) $(104) $64 Net Income / (Loss) Per Share, basic $(0.06) $(0.15) $0.09 Adjusted EBITDA1 241 233 8 Adjusted EBITDA Margin1 41.2% 39.3% +190 bps Adjusted Diluted EPS1 $0.18 $0.14 $0.04 Operating Cash Flow $135 $171 $(36) Capital Spending 56 61 (5) Free Cash Flow1 79 110 (31) Revenues • Change driven by disposals, partially offset by organic growth and Fx translation impact Net Income / Loss • Improvement over the prior year primarily due to Fx transaction benefit as well as lower restructuring, interest, and tax expenses Operating Cash Flow • Change entirely from higher working capital largely driven by incentive compensation payments, partially offset by higher Adj. EBITDA

Q1 2026 Revenues and Adj. EBITDA[1]

Organic

- Accelerated subscription revenue growth partially offset by re-occurring and transactional headwinds; cost efficiencies led to strong profit contribution

Inorganic Disposals

- Revenue impact from A&G (transactional books and digital collections) and LS&H (real world data reselling) disposals with negligible profit impact due to cost reductions

Foreign Exchange

- Revenue benefit from translation impact due to weaker USD was partially offset by transaction gains in 2025 that did not recur in 2026

Changes from Prior Year ($ millions)



Year
+ Better
- Worse
Revenues
Adj. EBITDA¹
$594
+$3m
Subscription ~+6
Re-occurring
& Transactional ~(3)
($24)
+$13
$586
$233
39.3%
+$9m
($3)
+$2
$241
41.2%
Q1 2025
Organic
Inorganic Disposals
Inorganic Divestitures
FX
Q1 2026

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.

15

Q1 2026 Cash Flow 16© 2026 Clarivate. All rights reserved. Changes from Prior Year ($ millions) Q1 2026 Q1 2025 Change Adj. EBITDA1 $241 $233 $8 One-Time Costs2 (18) (23) 5 Interest (40) (33) (7) Taxes (8) (7) (1) Working Capital (37) 10 (47) Other3 (3) (8) 5 Operating Cash Flow 135 171 (36) Capital Spending (56) (61) 5 Free Cash Flow1 $79 $110 $(31) Debt Reduction (139) - (139) Share Repurchase (18) (50) 32 M&A - - - Other4 (9) (2) (7) Cash Flow $(87) $59 $(146) Free Cash Flow1 • Change from prior year driven entirely by working capital, largely due to expected incentive compensation payments Capital Allocation • Redeemed remaining $100m of 2026 bonds • Repurchased $43m face value of 2028 and 2029 bonds in the open market at a discount of ~10% • Repurchased ~7m shares of stock to offset the dilutive impact of this year’s stock compensation vesting, most of which occurred in March 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 2 Includes restructuring-related severance and transaction cost. 3 Includes impaired contractual costs. 4 Fx, tax withholding for share-based compensation, and refinancing cost. Note: Amounts in table may not sum due to rounding.

FY 2026 Guidance Reaffirmed

ACV Organic Growth
- Expect continued acceleration as momentum from Value Creation Plan continues

Recurring Organic Growth
- Subscription growth acceleration and stable re-occurring revenues

Revenues
- Decline due entirely to strategic disposals, expect 2026 to be final year of decline

Adj. EBITDA / Margin / EPS[1]
- Margin expansion driven by organic growth and cost discipline
- EPS growth due to share repurchases

Free Cash Flow[1]
- Growth driven by disciplined capital spending, lower one-time costs and interest

Metric	Low	Mid Point[4]	High	Mid Point[4] vs. PY
ACV Organic Growth	2%	~2½%	3%	+70 bps
Recurring Organic Growth[2]	¾%	~1½%	2¼%	+90 bps
Revenues	$2,300m	~$2,360m	$2,420m	(4)%
Recurring Organic Revenue Mix[3]	88%	~89%	90%	+100 bps
Adj. EBITDA[1]	$980m	~$1,010m	$1,040m	+1%
Adj. EBITDA Margin[1]	42%	~42¾%	43½%	+200 bps
Adj. Diluted EPS[1]	70¢	~75¢	80¢	+9%
Free Cash Flow[1]	$365m	~$400m	$435m	+10%

Guidance Range ▲ Mid Point[4]

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] Subscription + Re-occurring order types.
[3] (Subscription + Re-occurring) / Total Revenues excluding disposals.
[4] Mid Point included for illustrative purposes only.

Clarivate
© 2026 Clarivate. All rights reserved.
17

FY 2026 Revenues and Adj. EBITDA[1] Outlook

Organic
- Recurring revenue growth partially offset by modest transactional decline
- Strong profit flow-through driven by disciplined cost management

Inorganic Disposals
- Books transactional revenues gone by mid-year, RWD by end of year

Inorganic Divestitures
- Guidance does not include potential sale of LS&H business

Foreign Exchange
- Expect modest benefit associated with weaker USD

Changes from Prior Year ($ millions)



Year
+ Better
- Worse
Revenues
Adj. EBITDA1
$2,455
$1,002
40.8%
~$25
~$25
~($130)
~($25)
~$10
~$5
~$2,360
~$1,010
~42.8%
2025A
Organic
Inorganic Disposals
Inorganic Divestitures
FX
2026T

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
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0.9% 1.2% 1.3% 1.6% 1.8% 1.6% 0.1% 0.6% 0.8% 0.3% 0.5% 1.0% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 2024A Q1 25A Q2 25A Q3 25A Q4 25A Q1 26A Q2 26E Q3 26E Q4 26E Organic ACV Growth (%) Organic Recurring Revenue Growth (%) FY 2026 Quarterly Phasing © 2026 Clarivate. All rights reserved. 19 Revenue, Organic ACV Growth, Organic Recurring Revenue Growth and Adj. EBITDA % Revenue • Less seasonality this year due to increased recurring revenue mix due to the disposals Organic ACV • Expect acceleration through the balance of the year from momentum of new subs sales Organic Recurring Revenue • Expect slight sequential pull back in Q2 due to patent renewal re- occurring revenues, which are expected to accelerate in H2 Adj. EBITDA Margin1 • Expect acceleration through the balance of the year from organic growth conversion and disposals Revenue ($M) 41.5% 39.3% 42.1% 40.5% 41.3% 41.2% 36.00% 37.00% 38.00% 39.00% 40.00% 41.00% 42.00% 43.00% 44.00% 45.00% 2025A2024A 2026E Adj. EBITDA Margin (%)1 500 520 540 560 580 600 620 640 660 2024A revenue represents quarterly average revenue for the year. 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

FY 2026 Cash Flow Outlook

Free Cash Flow[1]

- Expecting ~10% growth from lower one-time costs, interest, and capital spending driven by efficiencies to be partially offset by higher working capital

Capital Allocation

- Redeemed remaining $100m of 2026 notes in January
- Repurchased $43m of 2028 and 2029 notes in March
- Plan to repurchase $300m of 2028 notes through the rest of the year
- Achieved efficiencies lowering target operating cash balance to ~$250m

Changes from Prior Year ($ millions)

	2026 Outlook	2025 Actuals	Change
Adj. EBITDA[1]	**~$1,010**	**$1,002**	**~$5**
One-Time Costs[2]	~(40)	(67)	~25
Interest	~(235)	(253)	~20
Taxes	~(50)	(42)	~(10)
Working Capital	~(20)	12	~(30)
Other[3]	~(15)	(23)	~10
Operating Cash Flow	~650	629	~20
Capital Spending	~(250)	(263)	~15
Free Cash Flow[1]	**~$400**	**$365**	**~$35**
Share Repurchase	~(20)	(225)	~205
Debt Repayment	~(430)	(100)	~(330)
M&A	-	3	~(5)
Other[4]	~(15)	(9)	~(5)
Cash Flow	**~$(65)**	**$34**	**~$(100)**

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Includes restructuring-related severance and transaction cost. [3] Includes impaired contractual costs. [4] Fx, tax withholding for share-based compensation, and refinancing cost.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.

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Focusing Capital Allocation to Deleverage via Mid-Term Debt Maturities © 2026 Clarivate. All rights reserved. 21 Debt Maturity Profile • Favorable runway with no near- term debt maturities 2028 and 2029 Notes • Like the last three years, expect to generate at least ~$100m of FCF per quarter on average over the next three years • Based on current debt market conditions, intend to use FCF to retire the 2028 notes in their entirety by their maturity leaving ~$500m of the 2029 notes to be refinanced in the next three years • Proceeds from the potential LS&H sale would likely eliminate the need for a future bond refinancing 900 900 775 2,499 2026 2027 2028 2029 2030 2031 Senior Secured Notes Senior Notes Undrawn RCF Term Loan B Debt Maturity Profile ($ millions) Illustrative Deleveraging Path ($ millions) 900 ~500 900 Q1 26 Q2 26 Q3 26 Q4 26 Q1 27 Q2 27 Q3 27 Q4 27 Q1 28 Q2 28 Q3 28 Q4 28 Q1 29 Q2 29 2028 Senior Secured Notes 2029 Senior Notes Net Leverage 4.0x ~3.5x ~3.0x ~2.5x

Q&A Session

Appendix Presentation of Certain Non-GAAP Financial Measures

24© 2026 Clarivate. All rights reserved. Presentation of Certain Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA margin Adjusted EBITDA represents net income (loss) before the provision (benefit) for income taxes, depreciation and amortization, and interest expense, net, adjusted to exclude share-based compensation, impairments, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. Net income (loss) margin is calculated by dividing Net income (loss) by Revenues. Adjusted net income and Adjusted diluted EPS Adjusted net income represents net income (loss), adjusted to exclude amortization related to acquired intangible assets, share-based compensation, impairments, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the associated income tax impact of such adjustments. Adjusted diluted EPS is calculated by dividing Adjusted net income by Adjusted diluted weighted average shares. The adjusted diluted weighted average shares calculation assumes that all instruments in the calculation are dilutive. Free cash flow Free cash flow represents Net cash provided by (used for) operating activities less capital expenditures.

25 $m Q1 ‘26 Q1 ’25 Net income (loss) $(40.2) $(103.9) Provision (benefit) for income taxes 11.4 18.8 Depreciation and amortization 184.0 185.4 Interest expense, net 59.0 64.3 Share-based compensation expense 14.6 11.1 Restructuring costs 12.0 24.7 Transaction related costs 8.2 6.3 Other1 (7.8) 26.5 Adjusted EBITDA $241.2 $233.2 Net income (loss) margin (6.9)% (17.5)% Adjusted EBITDA margin 41.2% 39.3% © 2026 Clarivate. All rights reserved. 1 Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. Reconciliation of Non-GAAP Financial Measures Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin

Reconciliation of Non-GAAP Financial Measures 26 Net income (loss) and Net income (loss) per share to Adjusted net income and Adjusted diluted EPS © 2026 Clarivate. All rights reserved. 1 Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. Q1 ‘26 Q1 ‘25 $m except per share data Amount Per Share Amount Per Share Net income (loss) and Diluted EPS $(40.2) $(0.06) $(103.9) $(0.15) Amortization related to acquired intangible assets 135.4 0.21 136.3 0.20 Share-based compensation expense 14.6 0.02 11.1 0.02 Restructuring costs 12.0 0.02 24.7 0.04 Transaction related costs 8.2 0.01 6.3 0.01 Other1 (6.2) (0.01) 26.5 0.03 Income tax impact of related adjustments (4.5) (0.01) (5.2) (0.01) Adjusted net income and Adjusted diluted EPS $119.3 $0.18 $95.8 $0.14 Adjusted weighted average ordinary shares, diluted 647.3 695.2

27© 2026 Clarivate. All rights reserved. $m Q1 ‘26 Q1 ‘25 Net cash provided by operating activities $134.7 $171.2 Capital expenditures (55.8) (60.9) Free cash flow $78.9 $110.3 Reconciliation of Non-GAAP Financial Measures Net cash provided by operating activities to Free cash flow

28© 2026 Clarivate. All rights reserved. Year Ending December 31, 2026 (Forecasted) Year Ended December 31, $m Low High 2025 Net income (loss) $(189) $(124) $(201.1) Provision (benefit) for income taxes 43 48 7.2 Depreciation and amortization 786 786 757.2 Interest expense, net 238 228 265.4 Share-based compensation expense 70 70 63.0 Goodwill and intangible asset impairments — — 15.0 Restructuring costs1 25 25 50.7 Transaction related costs 13 13 22.5 Other (6) (6) 21.9 Adjusted EBITDA $980 $1,040 $1,001.8 Net income (loss) margin (8.2)% (5.1)% (8.2)% Adjusted EBITDA margin 42.0% 43.5% 40.8% 1 For the 2026 outlook, reflects restructuring costs expected to be incurred associated with the Value Creation Plan. Reconciliation of Non-GAAP Financial Measures – 2026 Outlook Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin

29© 2026 Clarivate. All rights reserved. Year Ending December 31, 2026 (Forecasted) $m Low High Net income (loss) per share $(0.29) $(0.19) Amortization related to acquired intangible assets 0.84 0.84 Share-based compensation expense 0.11 0.11 Restructuring costs1 0.04 0.04 Transaction related costs 0.02 0.02 Other 0.01 0.01 Income tax impact of related adjustments (0.03) (0.03) Adjusted diluted EPS $0.70 $0.80 Adjusted weighted average ordinary shares, diluted ~650 million Reconciliation of Non-GAAP Financial Measures – 2026 Outlook 1 Reflects restructuring costs expected to be incurred in 2026 associated with the Value Creation Plan. Net income (loss) per fully diluted weighted shares outstanding to Adjusted diluted EPS

30 Year Ending December 31, 2026 (Forecasted) Year Ended December 31, $m Low High 2025 Net cash provided by operating activities $615 $685 $628.5 Capital expenditures (250) (250) (263.2) Free cash flow $365 $435 $365.3 © 2026 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures – 2026 Outlook Net cash provided by operating activities to Free cash flow

© 2026 Clarivate Clarivate and its logo, as well as all other trademarks used herein, are trademarks of their respective owners and used under license. About Clarivate Clarivate is a leading global provider of transformative intelligence. We offer enriched data, insights & analytics, workflow solutions and expert services in the areas of Academia & Government, Intellectual Property and Life Sciences & Healthcare. For more information, please visit www.clarivate.com